Group Variable Annuity Contracts I, II, & III
Lincoln Life & Annuity Variable Annuity Account L
Summary Prospectus for New Investors
May 1, 2024
This summary prospectus summarizes key features of the Group Variable Annuity Contracts I, II, & III variable annuity contract, issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company).
Before you invest, you should also review the prospectus for the Group Variable Annuity Contracts I, II, & III variable annuity contract, which contains more information about the Contract’s features, benefits, and risks. You can find this prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain this information at no cost by calling 1-800-341-0441 or by sending an email request to pwmixccontact@lfg.com.
YOU MAY CANCEL YOUR CONTRACT WITHIN THE FREE LOOK PERIOD WITHOUT PAYING FEES OR PENALTIES.
The Securities and Exchange Commission has not approved or disapproved the Contract or determined if this Summary Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
All prospectuses and other shareholder reports, will be made available on www.lfg.com/VAprospectus. This prospectus gives you information about the contracts and certificates that Contractowners and Participants should know before investing. You should also review the prospectus for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Special Terms
In this initial summary prospectus, the following terms have the indicated meanings:
Account Value—At a given time before the Annuity Commencement Date, the value of all Accumulation Units for a contract plus the value of the fixed side of the contract.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date. Payments may be variable or fixed, or a combination of both.
Contract—The variable annuity contract between the Plan and Lincoln Life & Annuity Company of New York (Lincoln New York or Company).
Contractowner—The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).
Contributions—Amounts paid into the contract.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if a Participant dies.
Good Order—The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Lincoln New York (we, us, our, company)—Lincoln Life & Annuity Company of New York (LNY).
Participant—An employee or other person affiliated with the Contractowner on whose behalf we maintain an account under the Contract.
Participant Year—A 12-month period starting with the date we receive the first contribution on behalf of a Participant and on each anniversary after that.
Plan—The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.
Subaccount—The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Important Information You Should Consider About the Contract
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
The surrender charges applicable to your Contract depend on the version of the Contract that you own. The surrender charge is imposed on the gross withdrawal amount.
•GVA I contract. If you withdraw money during the first 16 Participation Years, you may be assessed a surrender charge of up to 5% of the amount withdrawn, declining to 0% over that time period.
•GVA II contract. If you withdraw money during the first 16 Participation Years, you may be assessed a surrender charge of up to 6% of Purchase Payments withdrawn, declining to 0% over that time period.
•GVA III contract. There is no surrender charge for this Contract.
•Fee Tables •Examples •Charges and Other Deductions – Surrender Charge
Transaction Charges
•A one-time fee of up to $30 will be charged to set up the Systematic Withdrawal
Option.
•If you participate in a tax deferred retirement plan that allows Participant loans, you may be eligible to take a loan against your Contract Value. The outstanding amount of the loan is subject to loan interest and a loan maintenance fee.
•Fee Tables •Charges and Other Deductions
Ongoing Fees and Expenses (annual charges)
Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
•Fee Tables •Examples •Charges and Other Deductions
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract)	1.00%[1]
	Investment options (fund fees and expenses)	0.23%[2]	1.32%[2]
1 As a percentage of average daily net assets in the Subaccounts. Certain contracts or plans may be eligible for a breakpoint charge of 0.75%
2 As a percentage of fund net assets.
Lowest and Highest Annual Cost Table. Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year. This estimate assumes that you do not take withdrawals from the
Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,500	Highest Annual Cost: $3,076
	Assumes:	Assumes:
	•Investment of $100,000 •5% annual appreciation •Least expensive fund fees and expenses •No surrender charges •No additional Purchase Payments, transfers, or withdrawals	•Investment of $100,000 •5% annual appreciation •Most expensive fund fees and expenses •No surrender charges •No additional Purchase Payments, transfers, or withdrawals
	RISKS			Location in Prospectus
Risk of Loss	•You can lose money by investing in this Contract, including loss of principal.			•Principal Risks •Investments of the Variable Annuity Account

	RISKS	Location in Prospectus
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, any surrender charges will reduce the value of your Contract or the amount of money that you actually receive.
•The benefits of tax deferral and long-term income also mean the
Contract is more beneficial to investors with a long-term investment horizon.
•Withdrawals are subject to ordinary income tax and may be subject to tax penalties.
•Principal Risks •Withdrawals •Fee Tables
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose. Performance can vary depending on the performance of the investment options available under the Contract.
•Each investment option (including the fixed account option) has its own unique risks.
•You should review the investment options before making an investment decision.
•Principal Risks •Investments in the Variable Annuity
Insurance Company Risks
•An investment in the Contract is subject to the risks related to Lincoln New York. Any obligations (including under the fixed account option), guarantees, or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln
New York, including our financial strength ratings, is available upon request by calling 1-800-341-0441 or visiting www.LincolnFinancial.com.
•Principal Risks
	RESTRICTIONS	Location in Prospectus
Investments
•The frequency of transfers between investment options is restricted. There are also restrictions on the minimum amount that may be transferred from a variable option and the maximum amount that may be transferred from the fixed account option.
•We reserve the right to charge a $25 fee for each transfer if you make more than 12 transfers in one Contract Year.
•We reserve the right to remove or substitute the funds that are available as investment options under the Contract.
•Principal Risks •Investments of the Variable Annuity Account •Transfers On and Before the Annuity Commence- ment Date
	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
•If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
•Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
•Your registered representative may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-
cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm.
•This potential conflict of interest may influence your registered representative to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
•Distribution of the Contracts •Principal Risks

	CONFLICTS OF INTEREST	Location in Prospectus
Exchanges
•If you already own a contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new
Contract rather than continue to own your existing contract.
•Replacement of Existing Insurance
Overview of the Contract
Purpose of the Contract
The Group Variable Annuity Contract is designed for you to accumulate assets through investments in a variety of investment options during the accumulation phase. Then, during the annuity phase, the Contract is designed to supplement your retirement income by providing a stream of income payments. The Contract also offers a death benefit to protect your designated beneficiaries.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Subaccounts.
Phases of the Contract
The Contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity phase (for income).
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your payments and earnings in:
•
The variable options available under the Contract, each of which has an underlying mutual fund with its own investment objective, strategies, and risks; investment adviser(s); expense ratio; and performance history; and
•
A fixed account option, which guarantees principal and a minimum interest rate.
A list of the funds under the Contract is provided in Appendix A: Funds Available Under the Contract. The Contractowner has decided which funds are available for Participant allocations.
Annuity (Income) Phase. You can end the accumulation phase and enter the annuity phase by electing to annuitize your Contract, turning your Contract Value into a stream of income payments from us (sometimes called annuity payments). These payments may continue for life, a guaranteed period of years, or the longer of life or a guaranteed period of years. The payments may be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
In general, if you elect to annuitize, your investments will be converted to annuity payments. You will no longer be able to withdraw money from your Contract and there won’t be a death benefit. However, please note that certain annuity payout options make an amount payable upon death.
Primary Features and Options of the Contract
Accessing Your Money. Before you annuitize, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. In general, the Contract includes a standard death benefit that will pay your designated beneficiaries the Contract Value at the time of your death (less any withdrawals and outstanding loan balance, if greater). Enhanced death benefits may be purchased for an additional fee. An enhanced death benefit may increase the amount of money payable to your designated beneficiaries upon your death.
Additional Services. The additional services listed below are available under the Contract for no additional charge (unless otherwise indicated).
•
Dollar-Cost Averaging. Allows you to automatically transfer money between certain investment options on a monthly basis.
•
Portfolio Rebalancing. Allows you to automatically reallocate your money among investment options on a periodic basis based on your instructions.
•
Systematic Transfer Service. Allows you to fully liquidate your fixed account balance an transfer the amount into a Subaccount over a period of time.

•
Account Sweep Service. Allows you to keep a designated amount in one Subaccount or the fixed account, and automatically transfer the excess to other Subaccounts. (This service is not available to new Participants.)
•
Loans. If you participate in a retirement plan that allows participant loans and the additional loan set-up fee under the Contract is permitted by law, you may be able to take a loan against your Contract.
Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit is available in the prospectus.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Dollar-Cost Averaging	Allows you to automatically transfer a designated amount from certain Subaccount, or the fixed side of the contract, into one or more Subaccounts on a monthly basis for 1, 2 or 3 years.	None
•Minimum amount to be dollar cost
averaged is $10,000 for 1 year, and
$25,000 for 2 years and 3 years.
•Different time periods may be offered for
new Purchase Payments and for
transfers of Contract Value.

Systemic Transfer Service	Allows you to fully liquidate your fixed account balance over four years and automatically transfer to one or more of the Subaccounts.	None	•This service is only available for GVA III Participants.
Account Sweep Service	Allows you to keep designated amount in on Subaccount or the fixed account.	None	•Automatically transfer excess amount to other Subaccounts of your choice.
Portfolio Rebalancing	Allows you to automatically reallocate your Contract Value among investment options on a periodic basis based on your standing allocation instructions.	None	•Rebalancing my take place quarterly, semi-annually or annually.

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Loans	You may be eligible to take a loan against your Contract Value.	•Annual loan maintenance fee of 3.00% (as a percentage of loan amount).
•Only available to Participants in a tax
deferred retirement plan that allows
Participant loans.
•Loans are subject to a variety of
limitations, including restrictions as to
the loan amount, the loan’s duration, the
rate of interest, and the manner of
repayment.
•Loan collateral does not participate in the
investment experience of the Sub-
Accounts, which can impact the Contract
Value and Death Benefit, even if the loan
is repaid in full.

Buying the Contract
A prospective Contractowner wishing to purchase a Contract must apply for it through one of our authorized registered representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract is then sent to the Contractowner either directly or through its registered representative. For Plans that have allocated rights to the Participant, we will issue to each Participant a separate active life certificate that describes the basic provisions of the Contract.

Purchase Payments – Investing in the Contract
When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a Participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the Contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity® VIP Government Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account. The Participant’s participation date will be the date we deposited the Participant’s Contribution into the pending allocation account.
We will transfer the Account Value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two Valuation Dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund Account Value in the pending allocation account within 105 days of the initial contribution.
Contractowners generally forward Contributions to us for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, employer Contributions or post-tax Contributions.
Contributions may accumulate on either a guaranteed or variable basis selected from those Subaccounts made available by the Contractowner.
Contributions made on behalf of Participants may be in any amount unless there is a minimum amount set by the Contractowner or Plan. A contract may require the Contractowner to contribute a minimum annual amount on behalf of all Participants. A Participant under the plan cannot make Contributions that exceed $1 million. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual Contributions under nonqualified plans may be limited by the terms of the Contract.
Making Withdrawals: Accessing the Money in Your Contract
Before the Annuity Commencement Date – During the Accumulation (Savings) Phase
Before the Annuity Commencement and subject to the terms of the Plan, withdrawals may be made from the Subaccounts or the fixed account of all or part of the Participant’s account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.
Converting all or part of the account balance or Death Benefit to an Annuity Payout is not considered a withdrawal.
The account balance available for withdrawal is determined at the end of the Valuation Period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Participant account balance.
There may be charges and/or tax consequences associated with surrender of a Contract or withdrawal of Contract Value.
There are limitations associated with taking money out of the Contract, including the following:
Limitations on withdrawal amounts	•The minimum withdrawal amount is $300.
Surrender charges and taxes	•There may be surrender charges and tax implications when you take out money.
Negative impact on benefits and guarantees of your Contract	•A withdrawal may have a negative impact on certain optional benefits that you may elect. It may reduce the value of or even terminate certain benefits.
Internal Revenue Code or Retirement Plan	•Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

After the Annuity Commencement Date – During the Annuity Income Phase
After the Annuity Commencement Date, you will receive payments under the annuity payment option you select, but generally you may not take any other withdrawals or surrender your Contract. Surrender or withdrawal rights after the Annuity Commencement Date, if any, depend on the Annuity Payout option selected.

Additional Information About Fees
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected.
The following table describes the fees and expenses that Contractowners or Participants will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options and/or the fixed account. State premium taxes may also be deducted. Currently there is no premium tax levied to New York residents.

TRANSACTION EXPENSES

Surrender Charge (contingent deferred sales charge) (as a percentage of an Account Value withdrawn):
GVA I	GVA II	GVA III
5%*	6%*	None
*
The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charges.
Systematic withdrawal option fee: $30
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including fund fees and expenses).

ANNUAL CONTRACT EXPENSES

Administrative Expense (Annual Account Fee):[1]	$25

Base Contract Expenses (as a percentage of average Account Value in the Subaccounts)
Mortality and Expense Risk Charge	1.00%
Loan Maintenance Fee (as a percentage of amount of loans)	3.00%
1
The annual fee, per Participant, may be paid by an employer per Participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the Contract. A complete list of funds available under the Contract, including their annual expenses, may be found in Appendix A: Funds Available Under the Contract.
Annual Fund Expenses	Minimum	Maximum
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses before any waivers or expense reimbursements	0.23%	1.32%
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any waivers or expense reimbursements.[1]	0.23%	1.17%
1
Any expense waivers or reimbursements will remain in effect until at least April 30, 2025, and can only be terminated early with approval by the fund’s board of directors.

EXAMPLES
This Example is intended to help Contractowners or Participants compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner/Participant transaction expenses, Contract fees, separate account annual expenses, and fund fees and expenses.
The Example assumes that Contractowners or Participants invest $100,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your Contract at the end of the applicable period:
	1 year	3 years	5 years	10 years
GVA I	$7,514	$12,743	$18,252	$28,160
GVA II	$8,540	$13,824	$19,392	$30,758
GVA III	$2,361	$7,274	$12,453	$26,660
2) If you do not surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
GVA I	$2,381	$7,334	$12,554	$26,861
GVA II	$2,381	$7,334	$12,554	$26,861
GVA III	$2,361	$7,274	$12,453	$26,660
The fee tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the Contract.
For more information, See – Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.

Appendix A — Funds Available Under The Contract
The following is a list of funds currently available under the Contract. Depending on the optional benefits you choose, you may not be able to invest in certain funds. Current performance of the Subaccounts can be found at www.lfg.com/VAprospectus. More information about the funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.lfg.com/VAprospectus. You can also request this information and current fund performance at no cost by calling 1-800-341-0441 or by sending an email request to pwmixccontact@lfg.com.
The current expenses and performance information below reflects fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Long-term growth of capital.	AB VPS Large Cap Growth Portfolio - Class B advised by AllianceBernstein L.P.	0.91%[2]	34.78%	17.56%	14.60%
Long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio - Class B advised by AllianceBernstein L.P.	1.17%[2]	15.70%	13.27%	9.33%
Long-term growth of capital.	American Funds Global Growth Fund - Class 2	0.66%[2]	22.60%	13.65%	9.58%
Growth of capital.	American Funds Growth Fund - Class 2	0.59%	38.49%	18.68%	14.36%
Long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2	0.53%	26.14%	13.36%	10.91%
Long-term growth of capital.	American Funds International Fund - Class 2	0.78%	15.84%	4.83%	3.41%
Capital Appreciation. A fund of funds.	DWS Alternative Asset Allocation VIP Portfolio - Class A advised by DWS Investment Management Americas, Inc.	0.83%	6.19%	6.09%	2.96%
To obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short- term instruments.	Fidelity® VIP Asset Manager Portfolio - Initial Class	0.53%	12.94%	7.48%	5.40%
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class 2	0.81%	33.12%	16.36%	11.33%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	0.72%	12.22%	7.22%	5.48%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	0.74%	13.32%	7.98%	5.93%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	0.77%	14.46%	9.02%	6.59%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	0.82%	16.53%	10.57%	7.40%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	0.86%	18.61%	11.65%	7.87%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	0.87%	19.13%	11.75%	7.92%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	0.87%	19.19%	11.75%	7.91%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2055 PortfolioSM - Service Class 2	0.87%	19.12%	N/A	N/A
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2060 PortfolioSM - Service Class 2	0.87%	19.12%	N/A	N/A
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Initial Class	0.58%	36.24%	19.64%	14.80%
Long-term growth of capital.	Janus Henderson Global Research Portfolio - Institutional Shares	0.61%	26.78%	13.33%	9.01%
Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed- income securities.	LVIP American Century Balanced Fund - Standard Class II advised by Lincoln Financial Investments Corporation	0.77%[2]	16.41%	8.50%	6.55%
Capital Appreciation.	LVIP Baron Growth Opportunities Fund - Service Class advised by Lincoln Financial Investments Corporation	1.15%[2]	17.81%	13.66%	9.35%
High total investment return.	LVIP BlackRock Global Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.73%[2]	13.62%	N/A	N/A
To maximize real return, consistent with preservation of real capital and prudent investment management.	LVIP BlackRock Inflation Protected Bond Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.63%	5.07%	3.16%	2.19%
Total return through a combination of current income and long-term capital appreciation.	LVIP BlackRock Real Estate Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.82%[2]	13.06%	4.76%	3.85%
Long-term growth of capital in a manner consistent with the preservation of capital.	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.67%[2]	34.15%	13.82%	9.28%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Capital Appreciation.	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.73%[2]	17.75%	10.22%	6.41%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.40%[2]	22.78%	14.99%	11.07%
Long-term capital growth.	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.73%[2]	17.24%	8.98%	4.58%
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.50%[2]	10.04%	3.12%	1.60%
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.77%[2]	9.72%	4.23%	3.52%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Global Growth Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.76%[2]	13.33%	4.97%	3.72%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.75%[2]	11.84%	4.56%	3.56%
Current income and some capital appreciation. A fund of funds.	LVIP JPMorgan Retirement Income Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.68%[2]	11.60%	5.02%	3.94%
Long-term capital appreciation.	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.78%[2]	12.08%	9.25%	5.62%
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Macquarie Bond Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation	0.37%	5.93%	1.50%	1.99%
Total return.	LVIP Macquarie Diversified Floating Rate Fund - Service Class[3] advised by Lincoln Financial Investments Corporation	0.88%[2]	5.31%	2.13%	1.43%
Maximum long-term total return consistent with reasonable risk.	LVIP Macquarie Diversified Income Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation	0.54%[2]	6.24%	2.07%	2.09%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Total return and, as a secondary objective, high current income.	LVIP Macquarie High Yield Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation	0.74%[2]	12.67%	5.51%	3.53%
Long-term capital appreciation.	LVIP Macquarie SMID Cap Core Fund - Service Class[3] advised by Lincoln Financial Investments Corporation	1.10%[2]	16.10%	11.91%	8.06%
To maximize long-term capital appreciation.	LVIP Macquarie Social Awareness Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation	0.45%	30.17%	15.86%	11.32%
Maximum long-term total return, with capital appreciation as a secondary objective.	LVIP Macquarie U.S. REIT Fund - Service Class[3] advised by Lincoln Financial Investments Corporation	1.13%[2]	12.24%	6.14%	5.94%
To provide a responsible level of income and the potential for capital appreciation.	LVIP Macquarie Wealth Builder Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation	0.71%[2]	9.91%	5.95%	4.45%
Current income consistent with the preservation of capital.	LVIP Mondrian Global Income Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.65%[2]	4.02%	-0.92%	0.26%
Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.	LVIP Mondrian International Value Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.75%[2]	20.11%	6.03%	3.45%
To match as closely as practicable, before fees and expenses, the performance of the Bloomberg U.S. Aggregate Index.	LVIP SSGA Bond Index Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.37%[2]	5.30%	0.78%	1.49%
Long-term growth of capital. A fund of funds.	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.59%[2]	13.51%	6.28%	3.91%
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP SSGA International Index Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.39%[2]	17.57%	7.96%	4.02%
Capital Appreciation. A fund of funds.	LVIP SSGA International Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.63%[2]	17.44%	4.94%	N/A
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP SSGA S&P 500 Index Fund - Standard Class[4] advised by Lincoln Financial Investments Corporation	0.23%	26.01%	15.41%	11.77%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP SSGA Small-Cap Index Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.38%[2]	16.50%	9.52%	6.74%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2020 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.66%[2]	13.54%	7.41%	4.90%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2030 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.68%[2]	16.14%	9.08%	5.46%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2040 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.70%[2]	19.19%	10.72%	6.11%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2050 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.72%[2]	20.30%	11.25%	6.57%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2060 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.72%[2]	20.31%	N/A	N/A
To maximize capital appreciation.	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.72%[2]	21.17%	13.50%	10.81%
Capital Appreciation.	Macquarie VIP Small Cap Value Series - Service Class[3] advised by Delaware Management Company	1.08%	9.10%	9.87%	6.77%
Long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio - I Class	0.90%	26.90%	13.97%	9.99%
Long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price International Stock Portfolio	0.95%	16.24%	7.71%	4.75%
1
The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the fund or the fund company.
2
This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
3
Investments in Macquarie VIP Series, Delaware Funds, Ivy Funds, LVIP Macquarie Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
4
The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (SPDJI) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s®, S&P®, S&P GSCI® and S&P 500® are registered trademarks of S&P Global, Inc. or its affiliates (S&P) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have liability for any errors, omissions, or interruptions of the Index.
5
Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
6
Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

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This initial summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2024, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.

SEC File Nos. 333-141755; 811-07785
EDGAR Contract Identifier C000049414